EXHIBIT 32.1
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CERTIFICATION PURSUANT TO
18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES -OXLEY ACT OF 2002


In connection with the Quarterly Report of Wireless Xcessories Group, Inc. ( the "Company") on Form 10-Q for the quarter ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the Report"), I Stephen Rade, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

     (3) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (4) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                        By /s/ Stephen Rade
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                                                        Stephen Rade
                                                        Chief Executive Officer
                                                        May 17, 2004